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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                 FORM 8-K



                              CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   February 22, 1997



                            WESTERN ATLAS INC.
           (Exact name of registrant as specified in its charter)


         DELAWARE                   1-12430                     95-3899575
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
        or incorporation)                                   Identification No.)

   360 NORTH CRESCENT DRIVE, BEVERLY HILLS, CALIFORNIA             91210
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (310) 888-2700

                                          NOT APPLICABLE
--------------------------------------------------------------------------------
               (Former name or former address, if changed since last report)

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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On February 22, 1997, Western Atlas Inc. (the "Company") successfully completed its tender offer to acquire the common stock of Norand Corporation, a Delaware corporation ("Norand"), at $33.50 per share. The tender offer was conducted through a wholly owned subsidiary of the Company, WAI Acquisition Corp., a Delaware corporation. The price for the tender offer was determined by arms-length negotiations between Norand and the Company. Financing for the purchase of shares was provided by uncommitted credit facilities available to the Company.

          Norand and the Company have issued a joint press release announcing the completion of the tender offer, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a) and (b) No financial statements are required to be filed with this report.

          (c)  The following exhibits are filed with this report:

  Exhibit Number                                        Description
  --------------                                        -----------


      99.1                                    Press Release of the Company and
                                              Norand issued February 24, 1997.

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               WESTERN ATLAS INC.



                                  By:  /s/ Norman L. Roberts
                                       ------------------------------
                                       Name:  Norman L. Roberts
                                       Title: Senior Vice President &
                                               General Counsel


Dated:  February 27, 1997

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                                  EXHIBIT INDEX

       Exhibit Number                             Description
       --------------                             -----------


           99.1                    Press Release of the Company and
                                   Norand issued February 24, 1997.